Exhibit 99.4

Hi-Crush Partners LP
Pro Forma Condensed Combined Balance Sheet as of June 30, 2016
and Pro Forma Condensed Combined Statements of Operations for
the Six Months Ended June 30, 2016 and
the Years Ended December 31, 2015 and 2014
(Unaudited)

HI-CRUSH PARTNERS LP
Index to Pro Forma Condensed Combined Financial Statements
(Unaudited)

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Dollars in thousands, unless otherwise noted)
(Unaudited)

On August 9, 2016, Hi-Crush Partners LP (together with its subsidiaries, the “Partnership”, “we”, “us” or “our”) entered into an agreement with Hi-Crush Proppants LLC (the “sponsor”) to acquire all of the outstanding membership interests in Hi-Crush Blair LLC ("Blair"), the entity that owns the sponsor’s Blair facility, for $75,000 in cash, 7,053,292 of newly issued common units in the Partnership, and pay up to $10,000 of contingent earnout consideration (the "Blair Contribution").
The following pro forma condensed combined balance sheet of Hi-Crush Partners LP presents the combined financial position of the Partnership as it may have appeared had the acquisition and related financings described above occurred on June 30, 2016. The pro forma condensed combined statements of operations of Hi-Crush Partners LP presents the combined results of operations of the Partnership as they may have appeared had the acquisition and related financings described above occurred on July 31, 2014 (the formation date of Hi-Crush Blair LLC).
The pro forma condensed combined financial statements are provided for illustrative purposes only and do not purport to present what the actual results of operations would have been had the transactions actually occurred on the dates indicated, nor does it purport to represent results of operations for any future period or financial position for any future date. These statements do not reflect any cost savings or other benefits that may be obtained among the operations of Hi-Crush Partners LP and Hi-Crush Blair LLC.
The pro forma condensed combined financial statements have been derived from and should be read together with the historical consolidated financial statements and notes of Hi-Crush Partners LP and the historical financial statements of Hi-Crush Blair LLC, both prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) for the six months ended June 30, 2016 and the years ended December 31, 2015 and 2014.
The pro forma condensed combined financial statements have been prepared on the basis that the Partnership is treated as a partnership for federal income tax purposes. The pro forma condensed combined financial statements should be read in conjunction with the notes accompanying these pro forma condensed combined financial statements and with the historical consolidated financial statements and related notes of the Partnership, as filed with the Securities and Exchange Commission.

HI-CRUSH PARTNERS LP
Pro Forma Condensed Combined Balance Sheet as of June 30, 2016
(In thousands)
(Unaudited)

	Hi-Crush Partners LP Historical	Hi-Crush Blair LLC Historical	Common Control Recast Adjustments		Hi-Crush Partners LP Recast	Pro Forma Adjustments		Hi-Crush Partners LP Pro Forma
Assets
Current assets:
Cash	$39,657	$5	$—		$39,662	$75,000	(d)	$39,662
						(75,000)	(f)
Accounts receivable	23,775	—	—		23,775	—		23,775
Accounts receivable, related party	—	3,477	(3,477)	(b)	—	—		—
Inventories	23,788	4,516	(293)	(a)	28,011	—		28,011
Prepaid expenses and other current assets	6,813	300	—		7,113	—		7,113
Total current assets	94,033	8,298	(3,770)		98,561	—		98,561
Property, plant and equipment, net	282,215	126,004	—		408,219	—		408,219
Goodwill and intangible assets, net	10,938	—	—		10,938	—		10,938
Other assets	7,373	750	—		8,123	—		8,123
Total assets	$394,559	$135,052	$(3,770)		$525,841	$—		$525,841
Liabilities and Partners' Equity
Current liabilities:
Accounts payable	$7,622	$7,855	$—		$15,477	$—		$15,477
Accounts payable, related party, net	—	1,214	(1,214)	(b)	—	—		—
Accrued and other current liabilities	3,344	1,504	—		4,848	—		4,848
Due to member	916	122,596	(2,263)	(b)	121,249	(120,333)	(c)	916
Current portion of long-term debt	2,917	—	—		2,917	—		2,917
Total current liabilities	14,799	133,169	(3,477)		144,491	(120,333)		24,158
Long-term debt	192,240	—	—		192,240	—		192,240
Asset retirement obligations	7,243	376	—		7,619	—		7,619
Other liabilities	—	—	—		—	10,000	(g)	10,000
Total liabilities	214,282	133,545	(3,477)		344,350	(110,333)		234,017
Commitments and contingencies
Partners'/Members' capital and non-controlling interest:	180,277	1,507	(293)	(a)	181,491	120,333	(c)	291,824
						75,000	(d)
						(75,000)	(f)
						90,000	(e)
						(90,000)	(e)
						(10,000)	(g)
Total partners' equity	180,277	1,507	(293)		181,491	110,333		291,824
Total liabilities and partners' equity	$394,559	$135,052	$(3,770)		$525,841	$—		$525,841

The accompanying notes are an integral part of this unaudited pro forma financial information.

HI-CRUSH PARTNERS LP
Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2016
(In thousands, expect unit and per unit amounts)
(Unaudited)

	Hi-Crush Partners LP Historical	Hi-Crush Blair LLC Historical	Common Control Recast Adjustments		Hi-Crush Partners LP Recast	Pro Forma Adjustments	Hi-Crush Partners LP Pro Forma
Revenues	$90,577	$7,288	$(7,288)	(a)	$90,577	$—	$90,577
Cost of goods sold (including depreciation, depletion and amortization)	92,569	6,118	(6,995)	(a)	91,692	—	91,692
Gross profit (loss)	(1,992)	1,170	(293)		(1,115)	—	(1,115)
Operating costs and expenses:
General and administrative	18,949	1,465	—		20,414	—	20,414
Impairments and other expenses	33,849	—	—		33,849	—	33,849
Accretion of asset retirement obligations	177	3	—		180	—	180
Loss from operations	(54,967)	(298)	(293)		(55,558)	—	(55,558)
Other income (expense):
Interest expense	(7,461)	(92)	—		(7,553)	—	(7,553)
Net loss	(62,428)	(390)	(293)		(63,111)	—	(63,111)
Income attributable to non-controlling interest	43	—	—		43	—	43
Net loss attributable to Hi-Crush Partners LP	$(62,385)	$(390)	$(293)		$(63,068)	$—	$(63,068)

Calculation of net loss per limited partner unit:
Limited partners' interest in net loss	$(62,385)						$(63,068)
Net loss per limited partner unit - basic and diluted (h)	$(1.57)						$(1.19)
Weighted average number of limited partner units outstanding - basic and diluted (h)	39,644,857						53,198,149

The accompanying notes are an integral part of this unaudited pro forma financial information.

HI-CRUSH PARTNERS LP
Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2015
(In thousands, expect unit and per unit amounts)
(Unaudited)

	Hi-Crush Partners LP Historical	Hi-Crush Blair LLC Historical	Common Control Recast Adjustments	Hi-Crush Partners LP Recast	Pro Forma Adjustments	Hi-Crush Partners LP Pro Forma
Revenues	$339,640	$—	$—	$339,640	$—	$339,640
Cost of goods sold (including depreciation, depletion and amortization)	261,371	—	—	261,371	—	261,371
Gross profit	78,269	—	—	78,269	—	78,269
Operating costs and expenses:
General and administrative	22,365	2,525	—	24,890	—	24,890
Impairments and other expenses	25,659	—	—	25,659	—	25,659
Accretion of asset retirement obligations	336	—	—	336	—	336
Other operating income	(12,310)	—	—	(12,310)	—	(12,310)
Income (loss) from operations	42,219	(2,525)	—	39,694	—	39,694
Other income (expense):
Interest expense	(13,809)	(94)	—	(13,903)	—	(13,903)
Net income (loss)	28,410	(2,619)	—	25,791	—	25,791
Income attributable to non-controlling interest	(145)	—	—	(145)	—	(145)
Net income (loss) attributable to Hi-Crush Partners LP	$28,265	$(2,619)	$—	$25,646	$—	$25,646

Calculation of net income per limited partner unit:
Limited partners' interest in net income	$26,954					$24,335
Net income per limited partner unit - basic (h)	$0.73					$0.48
Net income per limited partner unit - diluted (h)	$0.73					$0.48
Weighted average number of limited partner units outstanding - basic (h)	36,958,988					50,512,280
Weighted average number of limited partner units outstanding - diluted (h)	37,150,878					50,704,170

The accompanying notes are an integral part of this unaudited pro forma financial information.

HI-CRUSH PARTNERS LP
Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2014
(In thousands, expect unit and per unit amounts)
(Unaudited)

	Hi-Crush Partners LP Historical	Hi-Crush Blair LLC Historical	Common Control Recast Adjustments	Hi-Crush Partners LP Recast	Pro Forma Adjustments	Hi-Crush Partners LP Pro Forma
Revenues	$386,547	$—	$—	$386,547	$—	$386,547
Cost of goods sold (including depreciation, depletion and amortization)	225,984	—	—	225,984	—	225,984
Gross profit	160,563	—	—	160,563	—	160,563
Operating costs and expenses:
General and administrative	26,346	105	—	26,451	—	26,451
Accretion of asset retirement obligations	246	—	—	246	—	246
Income (loss) from operations	133,971	(105)	—	133,866	—	133,866
Other income (expense):
Interest expense	(9,946)	—	—	(9,946)	—	(9,946)
Net income (loss)	124,025	(105)	—	123,920	—	123,920
Income attributable to non-controlling interest	(955)	—	—	(955)	—	(955)
Net income (loss) attributable to Hi-Crush Partners LP	$123,070	$(105)	$—	$122,965	$—	$122,965

Calculation of net income per limited partner unit:
Limited partners' interest in net income	$103,244					$103,139
Net income per limited partner unit - basic (h)	$3.09					$2.64
Net income per limited partner unit - diluted (h)	$3.00					$2.49
Weighted average number of limited partner units outstanding - basic (h)	33,370,020					39,017,225
Weighted average number of limited partner units outstanding - diluted (h)	35,783,540					41,430,745

The accompanying notes are an integral part of this unaudited pro forma financial information.

HI-CRUSH PARTNERS LP
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Dollars in thousands, except as otherwise noted)

1. Basis of Pro Forma Presentation
On August 9, 2016, Hi-Crush Partners LP (together with its subsidiaries, the “Partnership”, “we”, “us” or “our”) entered into an agreement with Hi-Crush Proppants LLC (the “sponsor”) to acquire all of the outstanding membership interests in Hi-Crush Blair LLC ("Blair"), the entity that owns the sponsor’s Blair facility, for $75,000 in cash, 7,053,292 of newly issued common units in the Partnership, and pay up to $10,000 of contingent earnout consideration (the "Blair Contribution").
The pro forma condensed combined financial statements of the Partnership are based on the audited historical consolidated balance sheet and audited historical statement of operations of the Partnership as of and for the year ended December 31, 2015. The pro forma condensed combined financial statements, include pro forma adjustments to give effect to the acquisition as described below as if it occurred on June 30, 2016 and July 31, 2014 (the formation date of Hi-Crush Blair LLC), respectively.
The Blair Contribution will be accounted for as a transaction between entities under common control whereby Blair's net assets will be recorded at historical cost. As such, financial information presented in the “Hi-Crush Partners LP Historical” column will be retrospectively revised to give effect to the Blair Contribution as if the Partnership owned Blair during the periods leading up to the Blair Contribution.
The pro forma condensed combined financial statements give effect to the acquisition as follows:

•	The common control nature of the transaction such that the historical financial statements are recast for presentation purposes;

•	The addition of Hi-Crush Blair LLC and consolidation of its assets, liabilities, equity and related operations into the Partnership;

•	The presentation of the Blair Contribution as if it took place on July 31, 2014; and

•	The elimination of transactions entered into between the Partnership and Blair.
The pro forma condensed combined financial statements give effect to the acquisition as follows:

•
The acquisition price of $175,000, consisting of $75,000 of cash consideration, $90,000 of common units (7,053,292 common units, at an agreed upon price of $12.76 per unit based on the five day volume weighted average pricing through August 9, 2016), and pay up to $10,000 of contingent earnout consideration. The cash consideration is expected to be financed with approximately $75,000 of net proceeds from a common unit offering of 6,500,000 units.

No amounts have been included for estimated costs to be incurred to achieve savings or other benefits of the transactions. Similarly, the pro forma condensed combined financial statements do not reflect any cost savings or other benefits that may be obtained through synergies among the operations of the Partnership and Blair.

HI-CRUSH PARTNERS LP
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Dollars in thousands, except as otherwise noted)

2. Pro Forma Adjustments and Assumptions
The pro forma condensed combined financial statements have been prepared to reflect the acquisition of Blair by the Partnership and the related financings as if it had occurred on June 30, 2016 and July 31, 2014, respectively. Pro forma adjustments included in the pro forma condensed combined financial statements were as follows:

(a)
To eliminate sales transactions by Blair to the Partnership during the period. The Blair plant was completed in March 2016, at which time it commenced operations and made its first sales to the Partnership. Therefore, there were no eliminations in 2015 and 2014.

(b)
Reclassification and elimination of intercompany and affiliate balances between the Partnership and sponsor upon combination. Balances consist of outstanding amounts for management fees and other affiliate activities during the period.

(c)	To recognize a non-cash capital contribution attributable to accumulated advances from sponsor into capital.

(d)	To record estimated net proceeds from a public offering of 6,500,000 common units.

(e)	To account for the issuance of common units to the sponsor and the related reduction of partners' capital.

(f)	To record the cash payment to the sponsor for the Blair Contribution and related reduction of partners' capital.

(g)
To account for contingent consideration payable to the sponsor and the related reduction of partners’ capital. Under the terms of the Contribution Agreement, the Partnership will pay $5,000 in cash for each of the fiscal year periods ending December 31, 2017 and 2018 if certain levels of adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), as defined by the Partnership are achieved in each of the aforementioned periods. Achievement of these minimum levels of Adjusted EBITDA will be dependent on the quantity of volumes sold and related prices, forecasted at levels above the current market environment. The Partnership’s ability to meet such thresholds in the future could be affected by events and circumstances beyond its control. If market or other economic conditions deteriorate, the threshold may not be met. If the threshold is not attained during each of the contingency periods, no payment is owed to the sponsor.

For purposes of preparing the pro forma combined condensed balance sheet, the fair value of the contingent consideration has been estimated at the total value of $10,000, as, based on the current forecasts of the Partnership, the threshold levels of Adjusted EBITDA would be expected to be met. Accounting standards require that the contingent consideration be recorded at fair value at the date of acquisition and revalued during subsequent reporting dates under the acquisition method of accounting. The fair value analysis will be completed at the time of closing the Blair Contribution, at which time the Partnership will reassess the fair value using a probability based model measuring the likelihood of meeting the Adjusted EBITDA thresholds. Key inputs relative to the valuation include, but are not limited to, volumes sold, pricing, projected financial results of the Partnership, discount rates and timing of the payments, amongst others. Future changes in the fair value of the contingent consideration must be included in earnings.

(h)
Earnings per unit includes 13,553,292 of additional common units, consisting of 6,500,000 common units issued in connection with the public offering and 7,053,292 of common units to be issued in connection with the Blair Contribution.

3. Pro Forma Net Income Per Limited Partner Unit
Pro forma net income per limited partner unit is determined by dividing the pro forma net income available to the Partnership's unitholders by the number of limited partnership units that would have been outstanding if the acquisition had taken place on July 31, 2014. All 13,553,292 common units issued in connection with the Partnership's public offering and the Blair Contribution were assumed to have been outstanding during the entire period presented, as if the transactions took place on July 31, 2014.